Filed with the U.S. Securities and Exchange Commission on February 27, 2017

1933 Act Registration File No.  333- 198731
1940 Act File No. 811- 22997
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	4	[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	7	[		]

(Check appropriate box or boxes.)

OAKTREE FUNDS
(Exact Name of Registrant as Specified in Charter)

333 South Grand Ave., 28th Floor
Los Angeles, CA 90071
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (800) 704-705-1860

Todd Molz, Secretary
Oaktree Funds
333 South Grand Ave., 28th Floor
Los Angeles, CA 90071
(Name and Address of Agent for Service)

Copy to:
Barry Barbash, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019-6099, U.S.A.

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on February 28, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This post-effective amendment No. 4 is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended October 31, 2016.  This Prospectus conforms to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239 and 274.

Oaktree Funds

Oaktree High Yield Bond Fund

Institutional Class – OHYIX
Advisor Class – OHYDX

PROSPECTUS

February 28, 2017

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

OAKTREE HIGH YIELD BOND FUND – SUMMARY

Investment Objective

The investment objective of the Oaktree High Yield Bond Fund (the “Fund”) is to provide current income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Advisor Class

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	3.37%	3.38%
Total Annual Fund Operating Expenses	3.97%	4.23%
Fee Waivers and/or Expense Reimbursements[1]	(3.02)%	(3.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	1.20%

1 Oaktree Capital Management L.P., the Fund’s investment adviser (“Oaktree” or the “Adviser”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 0.95% for the Institutional Class and 1.20% for the Advisor Class of the Fund through February 28, 2018. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, organizational expenses, brokerage commissions, other investment-related costs and non-routine or extraordinary expenses.  Oaktree is entitled to recoup from the Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within three years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waivers and/or expense reimbursements described above for the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$932	$1,784	$3,991
Advisor Class	$122	$1,007	$1,906	$4,214

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Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by Standard & Poor’s Ratings Services (“S&P”), lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or lower than BBB- by Fitch Ratings, Inc. (“Fitch)), or their unrated equivalents as determined by the Adviser (commonly referred to as “junk bonds” or “high yield bonds”).  Split rated securities will be considered to have the lower credit rating.  For purposes of the Fund’s 80% policy, “bonds” may include, but are not limited to, fixed and floating rate corporate bonds, debentures and notes, bank loans and zero coupon and paid-in-kind obligations.

The Fund may also invest in other types of securities, including convertible securities, debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and equities, including but not limited to common stock, preferred stock, warrants and options.  The Fund invests primarily in North American and European issuers, but may invest up to 20% of its net assets in issuers domiciled outside of North America or Europe, including emerging market countries.  A significant portion of the Fund’s investments may be denominated in a foreign currency and the Fund may use derivatives, such as forward foreign currency exchange contracts and options, to hedge its investment portfolio against currency risks.  The Fund may invest in securities of any rating, including non-rated securities, and without regard to maturity.  The Fund may also use total return swaps to obtain exposure to particular securities.

The Adviser’s investment process in managing the Fund is bottom-up, based upon company-specific research.  The Adviser’s highest priority in evaluating high yield bonds is assessing the amount of credit risk in a given security.  The Adviser does not select investments for the Fund solely based on anticipated economic forecasts or interest rate movements.

In selecting investments for the Fund, the Adviser considers whether the absolute amount of risk is acceptable, the yield compensates for the risk, and the investment’s relationship between risk and return is adequately attractive relative to other investment opportunities. The Adviser typically purchases securities that it would be prepared to hold for the long term.  The Fund pursues a strategy of retaining the interest income generated by the bonds purchased.  The Adviser believes that the avoidance of defaults is the most reliable source of superior performance and manages the Fund to achieve a lower default rate than the overall high yield bond market.

The Adviser will seek to sell securities for the Fund if it anticipates actual or potential deterioration in a security’s credit quality before it is reflected in the security’s price, the security’s price has significantly appreciated, lowering its yield, or another security is available which offers a better risk/reward trade-off.

Principal Risks

As with any mutual fund, you may lose money by investing in the Fund.  Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

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Bank Loans Risk. Bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. There may not be an active trading market for certain bank loans and the liquidity of some actively traded loans may be impaired due to adverse market conditions. See ‘‘Liquidity Risk.’’ Transactions in bank loans may settle on a delayed basis.  As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.  To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. In addition, because the bank loans in which the Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade bonds. See ‘‘High Yield Bond Risk.’’

•
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Credit Risk.  Debt obligations, such as bonds and bank loans, and derivatives involving a counterparty, are subject to credit risk.  This is the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  A debt obligation may decline in price if market participants become concerned regarding the creditworthiness or credit rating of the issuer, regardless of whether the issuer has defaulted.

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Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the prospectus, such as liquidity risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Fund intends to invest and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. dollar denominated securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

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Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Swaps — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

•
Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

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Foreign Currency Risk. A significant portion of the Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.

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Foreign Securities Risk. Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers.  These risks include  the risk of nationalization or expropriation of assets or confiscatory taxation, social, economic, and political uncertainty, dependence on exports and the corresponding importance of international trade, price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, and currency exchange rate fluctuations.

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High Yield Bond Risk.  High yield bonds are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high yield bonds, the yields and prices of such securities may be more volatile than those for higher-rated securities. The market for high yield bonds is thinner, often less liquid, and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold and may make it difficult to sell such securities. The value of high yield bonds tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield bonds and the junk bond markets generally, particularly in times of market stress.

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Interest Rate Risk.  The value of fixed income securities may decline because of increases in interest rates.  The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration.  Recently, interest rates in the United States have been at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. For fixed income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

•
Investment Strategy Risk.  There can be no assurance that the Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•
Liquidity Risk. The Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in debt obligations has been outpaced by the growth in the size of the debt markets. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets.

•
Market Risk.  The overall market for the securities and other instruments in which the Fund invests may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

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Prepayment Risk. Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in lower yielding securities.

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U.S. Government Securities Risk.  U.S. government obligations are affected by changes or expected changes in interest rates, among other things.  While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk.  Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.  Moreover, some securities are neither insured nor guaranteed by the U.S. government.  The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

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Zero Coupon Bonds and Payment-In-Kind Bonds Risk. Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon bonds and payment-in-kind bonds do not pay interest, the value of zero coupon bonds and payment-in-kind bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year and since inception compared with that of a broad-based securities index.  The returns in the bar chart and best/worst quarter are for Institutional Class shares.  The performance of Advisor Class shares will vary due to differing expense structures.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.oaktreefunds-us.com or by phone at 855-OAK-FUND (855-625-3863).

Institutional Class shares
Calendar Year Returns as of December 31

Highest Quarterly Return:	September 30, 2016	4.45%

Lowest Quarterly Return:	September 30, 2015	-4.15%

Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (12/16/2014)
Oaktree High Yield Bond Fund (Institutional Class Shares)
Return Before Taxes	13.75%	6.10%
Return After Taxes on Distributions	11.07%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.72%	3.38%
Oaktree High Yield Bond Fund (Advisor Class Shares)
Return Before Taxes	13.58%	5.88%
Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index – USD Hedged (reflects no deduction for fees, expenses or taxes)	16.92%	7.12%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Institutional Class shares only and will vary for Advisor Class shares.

Fund Management

Oaktree Capital Management, L.P. is the investment adviser of the Fund.

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Sheldon Stone, Principal and Co-Portfolio Manager of the Fund since its inception.
David Rosenberg, Managing Director and Co-Portfolio Manager of the Fund since May 1, 2015.
James Turner, Managing Director and Co-Portfolio Manager of the Fund since May 1, 2016.

Purchase and Sale of Fund Shares

You may purchase shares by mail (Oaktree Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 855-OAK-FUND (855-625-3863). You may also purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem shares through a financial intermediary should contact the financial intermediary directly.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

The following investment minimums apply:

	Institutional Class	Advisor Class
Minimum Initial Investment: Regular Account Individual Retirement Account (IRA)	$1 million $1 million	$25,000 $2,500
Minimum Subsequent Investment	$100,000	$2,500

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to provide current income and capital appreciation.

The Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by S&P, lower than Baa3 by Moody’s, or lower than BBB- by Fitch), or their unrated equivalents as determined by the Adviser (commonly referred to as “junk bonds” or “high yield bonds”).  Split rated securities will be considered to have the lower credit rating.  For purposes of the Fund’s 80% policy, “bonds” may include, but are not limited to, fixed and floating rate corporate bonds, debentures and notes, bank loans and zero coupon and paid-in-kind obligations. The Fund’s investments in high yield bonds may include distressed securities.

The Fund may also invest in other types of securities, including convertible securities, debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and equities including, but not limited to, common stock, preferred stock, warrants and options.  The Fund invests primarily in North American and European issuers, but may invest up to 20% of its net assets in high yield bonds and other obligations and instruments of issuers domiciled outside of North America or Europe, including emerging market countries. A significant portion of the Fund’s investments may be denominated in a foreign currency and the Fund may use derivatives, such as forward foreign currency exchange contracts and options, to hedge its investment portfolio against currency risks.  The Fund may also manage foreign currency exposure by engaging in foreign currency exchange transactions generally conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling the currency prevailing in the foreign currency exchange market.  The Fund may invest in securities of any rating, including non-rated securities, and without regard to maturity.  The Fund may also use total return swaps to obtain exposure to particular equity securities.

The Adviser’s investment process in managing the Fund is bottom-up, based upon company-specific research.  The Adviser’s highest priority in evaluating high yield bonds is assessing the amount of credit risk in a given security.  The Adviser does not select investments for the Fund solely based on anticipated economic forecasts or interest rate movements.  The Adviser’s credit analysis and research is similar to equity research in that it is forward-looking, but different in its preoccupation with preserving principal.  The Adviser’s analysis focuses on those factors expected to impact an issuer’s financial position.

Buy / Sell Discipline. Oaktree employs the following “buy” and “sell” disciplines:

•
Buy Discipline.  Investments are made if:  (a) the absolute amount of risk is acceptable; (b) the yield compensates for the risk; and (c) the investment’s relationship between risk and return is adequately attractive relative to other investment opportunities.

•
Sell Discipline.  In general, the Fund will consider selling an investment if:  (a) the Fund is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price; (b) the bond’s price has significantly appreciated, lowering its yield; or (c) another bond is available which offers a better risk/reward trade-off.

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Monitoring.  If the security is purchased, it is systematically monitored by the Adviser on an ongoing basis to assure its credit quality remains satisfactory.  Every investment is reviewed and the credit quality is reassessed at least quarterly.  All investments are ranked by the Adviser based on its relative comfort with the credit.  New holdings and “monitor list” holdings which have not performed up to expectations are monitored most closely.

Temporary Defensive Positions:  For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive investments may limit the Fund’s ability to achieve its investment objective.

Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.  In addition, the Fund is subject to certain non-principal risks which are set out below.

Principal Risks

Bank Loans Risk.  Bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized bank loan may not be fully collateralized and can decline significantly in value. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. See “Credit Risk.”

There may not be an active trading market for certain bank loans, which could impair the Fund’s ability to realize full value in the event of the need to sell a bank loan and which may make valuation of bank loans difficult. In addition, the liquidity of some actively traded loans may be impaired due to adverse market conditions. To the extent that a secondary market does exist for certain bank loans, the market may be subject to irregular trading activity and wide bid/ask spreads. See ‘‘Liquidity Risk.’’ Transactions in bank loans may settle on a delayed basis.  As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.  To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Because the bank loans in which the Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade securities, although bank loans may be senior and/or secured in contrast to other below investment grade securities, which are generally subordinated or unsecured. See “High Yield Bonds Risk.”

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Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk.  Debt obligations, such as bonds and bank loans, and derivatives involving a counterparty, are subject to credit risk.  This is the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  A debt obligation may decline in price if market participants become concerned regarding the creditworthiness or credit rating of the issuer, regardless of whether the issuer has defaulted.  Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities.

Derivatives Risk.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, index or other investment. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives can be highly volatile and involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying asset, reference rate, index or other investment. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, market risk and credit risk. In addition, the success of a derivatives transaction could depend on the ability of the Adviser to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. If the value of a derivative does not correlate well with the particular asset, reference rate, index or other investment to which the derivative is intended to provide exposure, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting gains in other investments. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Fund intends to invest and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. dollar denominated securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the CFTC and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Swaps — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on distressed securities and may incur costs to protect its investments. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

Certain of the emerging markets countries in which the Fund can invest are currently experiencing rapid economic growth, rising real estate prices, elevated growth in credit and rising inflation. Consequently, certain governments are tightening monetary and fiscal policies in an effort to cool inflation of prices of assets and goods and services. There can be no assurance that the current monetary and fiscal tightening in these countries will not continue or worsen, spread to other countries in which the Fund’s investments are located, or make it more difficult for the Fund to find appropriate opportunities.
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Foreign Currency Risk.  A significant portion of the Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.  Additionally, a particular non-U.S. country may impose exchange controls, devalue its currency, and/or take other measures relating to its currency which could adversely affect the Fund. Finally, the Fund will incur costs in connection with conversions between various currencies. Although the Fund may hedge currency risk associated with its investments denominated in currencies other than the U.S. dollar, it may or may not choose to do so. In addition, the notional amount of such hedges may or may not be equal to the size of investments denominated in currencies other than the U.S. dollar, resulting in residual exposure to such currencies. There can be no guarantee that instruments suitable for hedging market shifts will be available at the time when the Fund wishes to use them.

Foreign Securities Risk.  Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers.  These risks include (a) the risk of nationalization or expropriation of assets or confiscatory taxation, (b) social, economic, and political uncertainty, including war, revolution, and acts of terrorism, (c) dependence on exports and the corresponding importance of international trade, (d) price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, (e) currency exchange rate fluctuations, (f) rates of inflation, (g) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars, (h) governmental involvement in, and control over, the economies, (i) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies, (j) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (k) less extensive regulation of the securities markets, (l) longer settlement periods for securities transactions, (m) less developed corporate laws regarding fiduciary duties and the protection of investors, (n) less reliable judicial systems to enforce contracts and applicable law, (o) certain considerations regarding the maintenance of the Fund’s portfolio securities and cash with non-U.S. sub-custodians and securities depositories, (p) foreign restrictions and prohibitions on ownership by United States entities of property and changes in non-U.S. laws relating thereto and (q) the risks of terrorism. In addition, investments in securities of foreign issuers may require significant government approvals under corporate, securities, exchange control, non-U.S. investment, and other similar laws and regulations and may require financing and structuring alternatives and exit strategies that differ substantially from those commonly used in the United States. These risks may increase expenses of the Fund, adversely affect the value of the Fund’s investments and/or adversely impact the Fund’s investment program and strategies.

European Union Risk — In a referendum held on June 23, 2016, the people of the United Kingdom voted to leave the European Union (“Brexit”). The terms and precise timetable of withdrawal are unknown at this time. Furthermore, as a result of Brexit, other European countries may seek to conduct referenda with respect to their continuing membership with the European Union. Given these possibilities and others that are not anticipated, at this time it is difficult to predict how the United Kingdom’s withdrawal from the European Union will be implemented and what impact these actions will have on the value of the Fund’s investments.

Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

High Yield Bond Risk.  High yield bonds are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high yield bonds, the yields and prices of such securities may be more volatile than those for higher-rated securities. The market for high yield bonds is thinner, often less liquid, and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold and may make it difficult to sell such securities. The value of high yield bonds tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield bonds and the junk bond markets generally, particularly in times of market stress.

An economic downturn or increase in interest rates is likely to have a negative effect on the value of high yield bonds held by the Fund as well as on the ability of the securities’ issuers, especially highly leveraged issuers, to service principal and interest payment obligations to meet their projected business goals or to obtain additional financing. If the issuer of a high yield bond or other debt obligation owned by the Fund defaults, the Fund may incur additional expenses to seek recovery and the possibility of any recovery can be subject to the expense and uncertainty of insolvency proceedings.

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Interest Rate Risk.  The Fund invests in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value.  Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.  Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).  Recently, interest rates in the United States have been at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. In addition, certain countries have experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable  effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. For fixed income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs.

Investment Strategy Risk.  There is no assurance that the Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and due to its active management, the Fund may underperform other funds with similar objectives and strategies.

Liquidity Risk. The Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.  When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in debt obligations has been outpaced by the growth in the size of the debt markets.  If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets.

Market Risk.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Prepayment Risk. Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

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U.S. Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities).  Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities.  By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. Securities purchased or sold by the Fund on a “when-issued,” “when, as, and if issued,” delayed delivery, or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time of delivery of the securities, the value may be more or less than the purchase or sale price.

Zero Coupon Bonds and Payment-In-Kind Bonds Risk. Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Although interest payments are not made on zero coupon bonds or payment-in-kind bonds, holders of such instruments are deemed to have received income annually, notwithstanding that cash may be received currently. Thus, it may be necessary at times for the Fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. In addition to the risks associated with bonds, because zero coupon bonds and payment-in-kind bonds do not pay interest, the value of zero coupon bonds and payment-in-kind bonds may be more volatile than other fixed income securities, and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Non-Principal Risks

Counterparty Risk.  The Fund will be exposed to the credit of the counterparties to over-the-counter derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.oakfunds-us.com.

MANAGEMENT OF THE FUND

Investment Adviser

Oaktree Capital Management, L.P. (“Oaktree” or the “Adviser”), 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071, serves as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with Oaktree Funds (the “Trust”), on behalf of the Fund.  Oaktree is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), was formed in 1995, and is headquartered in Los Angeles, California.

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As the Fund’s investment adviser, Oaktree provides certain management and investment advisory services for the Fund, including managing the investment of the Fund’s assets on a discretionary basis.   Under the Investment Management Agreement, the Adviser is entitled to receive an annual management fee equal to 0.60% of the Fund’s average daily net asset value.

Pursuant to an Expense Limitation Agreement, Oaktree has contractually agreed to waive fees and/or reimburse expenses for the Institutional Class and the Advisor Class of the Fund in the amounts set forth in the Fund’s SAI and as described in the footnotes to the fee tables contained in this Prospectus. Any waivers and/or reimbursements made by Oaktree with respect to the Fund are subject to recoupment from the Fund within three years after the end of the fiscal year during which such fees were waived or expenses reimbursed, provided that such recoupment does not cause either class of the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

For the fiscal period ended October 31, 2016, the Fund paid the Adviser a fee equal to 0% of average daily net assets, after expense reimbursement.

A discussion regarding the Board’s considerations in connection with the approval of the Fund’s Investment Management Agreement is available in the Fund’s initial report to shareholders for the fiscal period ended April 30, 2015.

In addition to the Fund, the Adviser currently serves as investment adviser to other mutual funds, private funds, institutional accounts, and certain other accounts, and, as of December 31, 2016 had total assets under management of approximately $100.5 billion.

Prior Performance of the Adviser

Oaktree Global High Yield Bond (USD Hedged) Composite Performance Information.  The following table presents the past performance of a composite of certain accounts managed by the Adviser. The Oaktree Global High Yield Bond (USD Hedged) Composite (the “HY Composite”) is comprised of all fee paying accounts under discretionary management by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The HY Composite consisted of seven accounts as of October 31, 2016. The accounts represented in the HY Composite are managed by a team of portfolio managers led by Sheldon Stone, David Rosenberg and James Turner, the portfolio managers of the Fund. The returns presented below include reinvestment of income and are time-weighted rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. The method used for computing historical HY Composite performance differs from the SEC’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the HY Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.  The net of fee performance has not been adjusted to reflect any fees or expenses that will be payable by the Fund, which will be higher than the fees imposed on other accounts included in the HY Composite, and which will reduce the returns of the Fund.

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The historical performance of the HY Composite is not that of the Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the HY Composite. While the accounts comprising the HY Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, only one of the accounts currently comprising the composite is subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986. If these limitations, requirements and restrictions were applicable to all of the accounts in the HY Composite, they may have had an adverse effect on the performance results of the HY Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

OAKTREE GLOBAL HIGH YIELD BOND (USD HEDGED) COMPOSITE

	Average Annual Total Returns For the Periods Ended October 31, 2016
Composite*	1 Year	3 Year	5 Year	Since Inception
Composite gross return	9.25%	4.58%	7.91%	7.41%
Composite net return **	8.71	4.06	7.37	6.91
BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index***	10.27	4.78	7.55	6.87

	For the Periods Ended December 31:
	2011	2012	2013	2014	2015	2016
Composite gross returns	4.12	19.41	8.99	2.47	-3.18	13.57
Composite net returns **	3.60	18.82	8.45	1.96	-3.67	13.10
BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index ***	2.11	18.45	7.64	2.81	-3.89	15.13

* This is not the performance of the Fund. As of October 31, 2016, the Composite was composed of 7 accounts, totaling approximately $2,536 million. The inception date of the Composite was November 1, 2010.
** Net returns are net of model fee equals to 0.50% per annum, which is the highest investment management fee that is incurred by any portfolio in the HY Composite.
*** Represents the Custom Global High Yield Index with a 60/40 split between the BofA Merrill Lynch U.S. High Yield Master II 2% Constrained Index and the BofA Merrill Lynch Global Non-Financial High Yield European Issuers 3% Constrained, ex-Russia Index from inception of the Composite on November 1, 2010 through December 31, 2012 and the BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index thereafter. The BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index is a sub-index that contains all securities in the BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries but caps issuer exposure at 2%.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Portfolio Managers

The business experience of the persons who are primarily responsible for the day-to-day management of the Fund is included in the below.

Sheldon Stone, Principal and Co-Portfolio Manager.
Mr. Stone is the head of Oaktree’s high yield bond area.  In this capacity, he serves as co-portfolio manager of Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies and has supervisory responsibility for European High Yield Bonds.  Mr. Stone, a co-founding member of Oaktree in 1995, established TCW’s High Yield Bond department with Howard Marks in 1985 and ran the department for ten years.  Prior to joining TCW, Mr. Stone worked with Mr. Marks at Citibank for two years where he performed credit analysis and managed high yield bond portfolios.  From 1978 to 1983, Mr. Stone worked at The Prudential Insurance Company where he was a director of corporate finance, managing a fixed income portfolio exceeding $1 billion.  Mr. Stone holds a B.A. degree from Bowdoin College and an M.B.A. in accounting and finance from Columbia University.  Mr. Stone serves as a Trustee of Colonial Williamsburg Foundation and serves on the investment committee of Bowdoin College.

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David Rosenberg, Managing Director and Co-Portfolio Manager.
Mr. Rosenberg serves as co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in Business Administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at JP Morgan. Prior experience includes internships at National Westminster Bank, Ernst & Young LLP, and Kayne Anderson Private Investors. Mr. Rosenberg also holds an M.P.A. in Professional Accounting with a concentration in Finance and a B.A. degree in Business Administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

James Turner, Managing Director and Co-Portfolio Manager. Oaktree Capital Management (UK) LLP.
Mr. Turner joined Oaktree in 2001 and serves as portfolio manager for the European High Yield Bond strategy, co-portfolio manager for the Global High Yield Bond and European Senior Loan strategies and assistant portfolio manager for the European CLO strategy.  Over the years he has covered a wide range of sectors and invested through a number of financial cycles.  Previously, he was employed by Schroder Salomon Smith Barney as an associate in both the Mergers & Acquisitions and Financial Sponsors divisions, working on a number of high profile public transactions.  He qualified as a Chartered Accountant with Deloitte & Touche and is an honours graduate of the University of Nottingham, England.

The SAI provides additional information about the portfolio managers of the Fund, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund and any conflicts of interest.

Conflicts of Interest Related to Management of the Fund

The 1940 Act and the rules thereunder generally prohibit the Fund from buying or selling any securities from or to any other fund, account or other investment vehicle that the Adviser may establish from time to time (collectively, the “Other Oaktree Funds”) and generally prohibit “joint transactions,” which may include investments in the same company, between the Fund and an Other Oaktree Fund.  These rules impose limits on the Fund’s ability to participate in co-investment transactions with the Other Oaktree Funds, and the Fund generally will not be permitted to co-invest alongside the Other Oaktree Funds in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.  To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and Other Oaktree Funds, the opportunity will be allocated to the Other Oaktree Funds and the Fund will not participate in the negotiated transaction.

SHAREHOLDER INFORMATION
Pricing of Fund Shares

The Fund sells its shares at NAV.  NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

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Securities and assets for which market quotations are readily available or which can be accurately valued within the Fund’s established valuation procedures are valued at current market value. If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with Board-approved procedures.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures.  While the Fund’s use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

The Fund may invest in securities that are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the value of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Accordingly, the Fund’s valuation procedures require monitoring for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fund’s fair valuation procedures. The Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, the Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when stockholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in some of the Fund’s portfolio securities may not occur on days when the Fund is open for business.

Selecting a Share Class

Each class of shares offered in this Prospectus has its own expense structure.  The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Institutional Class shares are only available to certain investors, as explained below.

All of your future investments in the Fund will be made in the class you select when you open an account unless you inform the Fund otherwise, in writing, when you make a future investment. Below is a comparison between Institutional Class and Advisor Class shares.

Distribution (12b-1) Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of Advisor Class shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Share Classes

Advisor Class.  Advisor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries and charge a 0.25% distribution and service fee. Advisor Class shares require a minimum initial investment of $25,000 and a minimum of $2,500 for all subsequent investments.

Institutional Class.  Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $1 million, and the minimum for subsequent investments is $100,000.  The Adviser may waive the initial minimum in certain circumstances, including, but not limited to, the following:

•	Certain wrap or other fee based programs for the benefit of clients of investment professionals or other financial intermediaries

•	Employees and directors of the Adviser and its affiliates and their families

•	Employee benefit plans sponsored by the Adviser

•	Trustees of the Trust and their families

•
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment is expected to reach the $1 million minimum within a reasonable time period or the plan currently has assets of at least $25 million

•	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers

Family members include spouse, parents, spouse’s parents, children, children’s spouses, brothers, sisters, and domestic partner of the employee, Trustee or director of the Adviser.

Payments to Intermediaries

The Adviser and/or its affiliates may make payments (out of their own resources and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries or service providers for distribution and/or shareholder servicing activities.  The Adviser may also pay (out of its own resources and not as an expense of the Fund) certain brokers, dealers or other financial intermediaries for marketing, promotional or related expenses.  Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary.

These payments are derived from the Adviser’s legitimate business activities.  These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  For 2016, the Adviser’s revenue sharing payments were approximately 0% of the average monthly assets of the Fund, or approximately $0.

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A number of factors are considered in determining revenue sharing payments, including each financial intermediary’s Fund sales, assets and redemption rates, and the willingness and ability of the financial intermediary to give the Adviser access to its financial advisors for educational and marketing purposes. In some cases, financial intermediaries will include the Fund on a “preferred list.” The Adviser’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the Fund so that they can provide suitable information and advice about the Fund and related investor services. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

As of the date of the Prospectus, no financial intermediaries received revenue sharing payments.  Certain broker-dealers or other third parties hold their accounts in a “street name” and perform the services normally handled by the Fund’s transfer agent.  These services may include client statements, tax reporting, order-processing and client relations.  As a result, these third parties may charge the Fund for these services.   Sub-transfer agency fees paid by the Fund are, in aggregate, no more than what the Fund otherwise would have paid to the Fund’s transfer agent for the same services.  Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three.  These fees are directly attributable to shareholder services performed by the relevant party.  While the Adviser considers these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

How to Purchase Shares

Opening a New Account.  If you are opening a new account, please complete and sign an account application, which will include an initial investment purchase request.  Make sure you indicate the share class you have chosen. If you have not declined telephone options on your account application and have submitted a voided check to have banking information established on your account, and your account has been open for 15 calendar days, you may make subsequent purchases and redeem shares by telephone.  You can also sign up for certain features and services such as the Automatic Investment Plan on the account application.

Please note that you may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.  Shares of the Fund have not been registered for sale outside of the U.S.  The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

All purchase requests (via telephone, automatic investment or otherwise) are subject to acceptance by the Fund, and the price of the shares you are purchasing will be the NAV next computed after receipt by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or other authorized agent or sub-agent, of the purchase request in good order (see below for what qualifies as “good order”).  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.   To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor will the Fund accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

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You may also purchase shares of the Fund for the following types of retirement/savings plan accounts:

•	Traditional Individual Retirement Account (IRA)
•	IRA Rollover Account
•	Roth IRA Account
•	Simplified Employee Pension (SEP) Plan
•	Simple IRA

Good order means that your purchase request includes:

•	Fund name and account number;
•	Amount of the transaction (in dollars or shares);
•	A completed account application or investment stub;
•
Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent;

•	Any supporting legal documentation that may be required; and
•	A check payable to Oaktree Funds.

All purchase requests received in good order before 4:00 p.m., Eastern Time, will be processed on that same day.  Purchase requests received after 4:00 p.m., Eastern Time, will receive the next business day’s NAV.

In compliance with the USA PATRIOT Act of 2001, as amended, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, Social Security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 855-OAK-FUND (855-625-3863) if you need additional assistance when completing your Application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until the required identity information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information /documentation is not received.

Minimum Initial Investment.  Purchases of shares in the Fund are subject to the following minimum initial investments:

	Institutional Class	Advisor Class
Minimum Initial Investment: Regular Account Individual Retirement Account (IRA)	$1 million $1 million	$25,000 $2,500
Minimum Subsequent Investment	$100,000	$2,500

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Methods by Which to Make Your Initial Purchase.  You may purchase shares in the Fund by any of the following methods:

Investment Method      To Open an Account
Through your financial advisor	Contact your financial advisor

By Regular, Certified, Registered, or Overnight Mail
  Mail your application and check to:
  Oaktree Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

For overnight and mail delivery, mail your check to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

By Wire
  Prior to making an initial investment by wire, a completed Account Application or IRA Account Application must have been received by the Fund. Once an account number has been assigned, please call 855-OAK-FUND
  855-625-3863)

  U.S. Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #: 075000022
  Credit:  U.S. Bancorp Fund Services, LLC
  Account #:  112-952-137
  Further credit:  Oaktree Funds
  Shareholder Name:
  Shareholder Account Number:

  Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and
  U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal
  Reserve wire system, or from incomplete wiring instructions.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent for the Fund.

You may purchase Fund shares through selected securities dealers, and their designees, with whom Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), has sales agreements. For a list of authorized dealers, please contact the Fund at 855-OAK-FUND (855-625-3863).  Authorized dealers and financial services firms may charge you a transaction fee.  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

The Distributor or Adviser, in its sole discretion, may accept or reject any order for purchase of the Fund’s shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued.

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An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of the Fund’s shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Adding to an Existing Account

Minimum Additional Investment.  Purchases of additional shares in the Fund are subject to the following minimum investments:

Class	Minimum Additional Investment
Advisor	$2,500
Institutional	$100,000

In order to make additions to your account, you may either establish an Automatic Investment Plan (see “Automatic Investment Plan” section) or make additional purchases any time you choose.

Methods by Which to Make Your Additional Purchases.  You may purchase additional shares in the Fund by any of the following methods:

Investment Method Through your financial advisor	To Add to an Account Contact your financial advisor.

By Phone/Online
  Investors may purchase additional shares of the Fund by calling 855-OAK-FUND (855)-625-3863. If you did not decline this option on your account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the
  Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to the close of trading on the NYSE
  (generally 4:00 p.m., Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.

  Telephone trades must be received by or prior to the close of trading on the NYSE (generally 4:00 p.m.,
  Eastern Time) to be eligible for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

By Regular, Certified, Registered, or Overnight Mail
  Make your check payable to: Oaktree Funds. Include your account number on the check.

  Fill out the deposit slip from your account statement.  If you do not have a slip, fill out a note with your name, the Fund name, and your account number.

  Mail the check and deposit slip or note to:
  Oaktree Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  For overnight mail delivery, send the check and deposit slip or note to:  Oaktree Funds
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street
  Milwaukee, WI 53202

  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent for the Fund.

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By Wire
  Please call 855-OAK-FUND (855-625-3863) to notify the Fund of your wire transaction. This will ensure prompt and accurate credit upon receipt of your wire. Wire to:

  U.S. Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #:  075000022
  Credit:  U.S. Bancorp Fund Services, LLC
  Account #:  112-952-137
  Further credit:  Oaktree Funds
  Shareholder Name:
  Shareholder Account Number:

  Wired funds must be received prior to the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan
  You may make regular monthly, quarterly, semi-annual or annual investments of $2,500 or more for the
  Advisor Class shares, or $100,000 or more for the Institutional Class shares of the Fund automatically from a checking or savings account. See “Automatic Investment Plan” below.

Automatic Investment Plan.  Once your account has been opened with the initial minimum investment of the Fund class you selected, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a, monthly, quarterly, semi-annual or annual basis.  In order to participate in the Plan, each purchase must be in the amount of at least $2,500 for the Advisor Class and $100,000 for the Institutional Class, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 855-OAK-FUND (855-625-3863) for additional information.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the next scheduled automatic investment date.  If your purchase through the Automatic Investment Plan is rejected on two consecutive occasions, the Fund may terminate your participation in the Plan.  Shares purchased through Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in “How to Redeem (Sell) Shares.”

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USA PATRIOT Act.  The USA PATRIOT Act of 2001, as amended, requires financial institutions, including the Fund and the Adviser to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When setting up an account, you will be required to provide your full name, date of birth, Social Security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may temporarily limit any security purchases.  In addition, your account may be closed if the Transfer Agent or the Fund is unable to verify a shareholder’s identity.  As required by law, the Transfer Agent or the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.

If the Transfer Agent or the Fund does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid Social Security number or tax identification number and permanent U.S. street address.  Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

You can sell shares at any time.  The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.  If the Transfer Agent, an authorized agent or sub-agent, receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), that transaction will be priced at that day’s NAV.  If the request is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV.

Selling Shares in Writing

The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days;
•	For all redemptions in excess of $100,000 from any shareholder account.

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The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

A redemption request will be deemed to be in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Payment for shares redeemed will be mailed to you typically within one (1) or two (2) business days, but no later than the seventh calendar day, after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.

If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected.  This may take up to fifteen (15) calendar days from the purchase date.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

Retirement Plans.  You may need to complete additional forms to sell shares in your retirement account.  For participants under the age of 59 ½, tax penalties may apply.  Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Call Shareholder Services at 855-OAK-FUND (855-625-3863) for additional information.

Redemptions through Securities Dealers.  Shares held in a broker-dealer’s “street name” must be redeemed through the broker-dealer and cannot be made by shareholders directly. You must submit a redemption request to your broker-dealer. Securities dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized securities dealers for more information.

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Methods by Which to Sell Your Shares.  You may sell shares in the Fund by any of the following methods:

  Sale Method      To Sell Shares in Your Account
Through your financial advisor	Contact your financial advisor.
By Phone/Online
  Please call 855-OAK-FUND (855-625-3863).

  As long as your transaction is for $100,000 or less, and you have not changed your address by phone or online within the last 15 calendar days, you can sell your shares by phone.  At this time, redemptions are not available online.

  You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

By Regular, Certified, Registered, or Overnight Mail
  Send written instructions to:
  Oaktree Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  For overnight mail delivery, send written instructions to:
  Oaktree Funds
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street
  Milwaukee, WI 53202

  Specify the Fund, class of shares, account number and dollar value or number of shares you wish to sell.
  Be sure to include the necessary signatures and any additional documents, as well as signature guarantees if required (see “Selling Shares in Writing” above).

  You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent for the Fund.

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Telephone Redemption.  If you have been authorized to perform telephone transactions, you may redeem shares, up to $100,000, by instructing the Fund by telephone at 855-OAK-FUND (855-625-3863).  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through a retirement account, you may not redeem shares by telephone.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

If you accepted telephone privileges on the account application, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Fund is not responsible for delays due to communications or transmission outages.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Accounts with Low Balances.  Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below the required minimum investment amount for the class of shares in which it is invested.  This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to convert shares in any Institutional Class account to Advisor Class shares of the Fund if the value of that Institutional Class account drops below the $1 million Institutional Class minimum required initial investment.  The Trust will notify you when you fall below the low balance amounts indicated in this paragraph and you will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Lost Shareholder
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Account Inactivity
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity Period" specified in your State’s abandoned property laws.

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Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-OAK-FUND (855-625-3863) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.  For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objectives.  Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques.  Under these policies and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, the Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.  In addition, the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, the Fund will seek to block future purchases of Fund shares by that account.  Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for legitimate purposes, the Fund may seek to block future purchases of Fund shares by that account or permit the account holder to justify the activity.  Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

The policies apply to any transaction or account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account, except the following:

•	purchases of Fund shares with reinvested dividends or capital gains distributions;

•	transfers and re-registrations of shares within the Fund;

•	purchases of shares by asset transfer;

•	Section 529 college savings plans;

•	certain portfolios and asset allocation programs approved by the Adviser;

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•	certain participants in employer-sponsored defined contribution plans. For participants in employer-sponsored defined contribution plans, the policy and procedures do not apply to:

o	purchases of shares with participant payroll or employer contributions or loan repayments;

o	purchases of shares with reinvested dividends or capital gains distributions;

o	distributions, loans and in-service withdrawals from a plan;

o	redemptions of shares as part of a plan termination or at the direction of the plan;

o	redemptions of shares to pay account fees;

o	share or asset transfers or rollovers; or

o	re-registrations of shares;

•
accounts held by institutions.  The Fund will systematically monitor for frequent trading in institutional clients’ accounts.  If the Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include subjecting the client’s account to the policy and procedures.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund.  However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends.  Such dividends, if any, are normally declared and paid quarterly by the Fund.  The Fund reserves the right to declare and pay dividends less frequently, provided that net investment income, if any, is paid at least annually.  In the event the Board changes the Fund’s distribution policy, shareholders will be notified.  Net realized capital gains of the Fund, if any, are distributed to all shareholders at least annually. The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

You may receive your Fund dividends and/or capital gains distributions in several ways:

Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared dividend date.  You may change the disposition of your dividends and capital gains by writing or calling the Transfer Agent five (5) days prior to the next distribution.

Cash. You may choose to have your dividend and/or capital gains distributions paid in cash. A check will be issued representing the dividend and/or capital gain distribution. If you prefer, we will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish banking instructions at least 15 days prior to the distribution.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. No interest will be paid on outstanding dividend checks.

The Fund will automatically reinvest distributions for IRA, ESA and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59½. Once you reach 59½, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

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For those not reinvesting their dividends, the Fund will normally mail distribution checks within 5 business days following the payable date.

Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

The Fund intends to qualify and elect to be taxed as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund will not be subject to federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be (unless your shares are held in a tax-deferred account such as a 401(k) or an IRA) taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes. The Fund’s distributions may also include nontaxable returns of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund’s shares for more than one year at the time of the sale, and otherwise as short-term capital gain.  Any capital loss arising from the sale of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

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After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.  Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

U.S. individuals and certain estates and trusts with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund.

The Fund (or its administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the cost basis information for Fund shares purchased and sold.  In addition, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, the Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication.  The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A U.S. withholding tax at a 30% rate will be imposed on dividends and interest (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Fund will not pay any additional amounts in respect to any amounts withheld.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

INDEX DESCRIPTION

Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index – USD Hedged contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but caps issuer exposure at 2%. Developed markets are defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation.  The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The index cannot be invested directly and does not reflect fees and expenses.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception on December 16, 2014. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent registered public accounting firm Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Oaktree High Yield Bond Fund
	For the Year Ended 10/31/2016		For the Period Ended 10/31/2015
	Institutional Class	Advisor Class	Institutional Class	Advisor Class

Per Share Operating Performance
Net asset value, beginning of period	$9.91	$9.91	$10.00 [1]	$10.00 [1]
Net investment income (loss)[2]	0.48	0.46	0.42	0.40
Net Realized and unrealized gain (loss)	0.27	0.27	(0.13)	(0.13)
Net increase (decrease) from investment operations	0.75	0.73	0.29	0.27
Distributions from net investment income	(0.61)	(0.59)	(0.38)	(0.36)
Distributions from net realized gain	(0.02)	(0.02)	−	−
Total distributions	(0.63)	(0.61)	(0.38)	(0.36)
Net asset value, end of period	$10.03	$10.03	$9.91	$9.91
Total Return
Total investment return based on net asset value	8.15%	7.89%	2.85%[3]	2.65%[3]

Ratios to Average Net Assets
Expenses, after fees waived	0.95%	1.20%	0.95%[4]	1.20%[4]
Expenses, before fees waived	3.97%	4.23%	3.89%[4]	4.14%[4]
Net investment income	5.04%	4.79%	4.73%[4]	4.48%[4]
Supplemental Data
Net asset, end of period (000’s)	$24,952	$1,126	$23,639	$1,147
Portfolio turnover rate	51%	51%	46%[3]	46%[3]

[1] Commencement of operations on December 16, 2014. [2] Based on average shares outstanding. [3] Not annualized. [4] Annualized.

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PRIVACY NOTICE

Oaktree Funds (the “Trust”, and the sole series of the Trust, the “Fund”) is committed to maintaining the privacy of its former, current and prospective investors. Investors provide the Trust important personal and financial information and protecting and safeguarding this information is a very high priority of the Trust.

In connection with offering shares of the Fund to current and potential investors, the Trust obtains nonpublic personal information about its investors.  This information may include an investor’s name, address, e-mail address, social security number, account number, financial situation, transaction history and other personal or financial information.

The Trust may collect nonpublic personal information about investors from the following sources:

•	Information received on applications, forms, questionnaires, websites, agreements or other similar documents prepared in the course of establishing an investor relationship.

•	Information about an investor’s transactions with the Trust, the Trust’s affiliates or others.

The Trust does not disclose any nonpublic personal information about its investors or former investors, except to the Trust’s affiliates, including the investment adviser, and to non-affiliated parties as permitted by law, including to process transactions (such as when it is necessary in the course of processing share purchases and redemptions or otherwise administering the Trust), and then subject to customary  confidentiality, or to respond to regulatory inquiries, inspections, examinations, court orders and legal investigations.  Non-affiliated parties of the Trust include accountants, attorneys, transfer agents, custodians, broker-dealers and companies providing the Trust with administrative services.  The Trust may use investors’ nonpublic personal information for marketing purposes.

Federal law gives investors the right to limit sharing of their nonpublic personal information to instances necessary for the Trust’s affiliates’ everyday business purposes, including activities such as Trust affiliates (i) sharing information about an investor’s creditworthiness with respect to the Fair Credit Reporting Act, (ii) using an investor’s nonpublic information to market to the investor, and (iii) sharing investors’ nonpublic information in order for non-affiliates to market to investors.  State laws may give investors additional rights to limit sharing.

The Trust restricts access to nonpublic personal information about investors to those personnel, agents or other parties who need to know the information to provide products or services to investors.  The Trust maintains security measures, including physical, electronic and procedural safeguards that comply with federal law to guard investors’ nonpublic personal information.  These measures include computer safeguards and secured files and offices.

When an investor is no longer a shareholder of the Fund, the Trust continues to share investor’s information as described in this notice.

If an investor has any concerns about this notice and the processing of an investor’s nonpublic personal information, please contact the Trust at 1-855-OAK-FUND (or 1-855-625-3863).

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Oaktree High Yield Bond Fund

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports:  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s most recent fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Fund by contacting the Fund at:

Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-625-3863
www.oaktreefunds-us.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C. 20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

▪	Free of charge from the Fund’s website at www.oaktreefunds-us.com.

▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.

▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22997.)

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STATEMENT OF ADDITIONAL INFORMATION

February 28, 2017

OAKTREE FUNDS

Oaktree High Yield Bond Fund

Institutional Class (OHYIX)
Advisor Class (OHYDX)

333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
855-OAK-FUND www.oaktreefunds-us.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Oaktree High Yield Bond Fund (the “Fund”), a series of Oaktree Funds (the “Trust”), dated February 28, 2017.   The Fund is advised by Oaktree Capital Management, L.P. (“Oaktree” or the “Adviser”).  Copies of the Fund’s Prospectus are available at www.oaktreefunds-us.com or by calling the number above.

The audited financial statements for the Fund for the fiscal year ended October 31, 2016, and the related report of Ernst & Young LLP, independent registered public accounting firm for the Fund, which are contained in the Fund’s October 31, 2016 Annual Report, are incorporated herein by reference in the section “Financial Statements.”  No other parts of the Annual Report are incorporated by reference herein.  Copies of the Annual Report are available without charge at www.oaktreefunds-us.com or by calling the number above.

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THE TRUST

Oaktree Funds (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on September 5, 2014, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust may also issue separate classes of shares of any series.  Currently, the Trust consists of one series: Oaktree High Yield Bond Fund (the “Fund”). The Fund currently offers an Institutional share class and an Advisor share class. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, AND RISKS

The Fund is diversified.  This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

Convertible Securities and Warrants

The Fund may invest in convertible securities.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  While no investment is without some risk, investments in convertible securities generally entail less risk than investments in common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Securities Acquired in Restructurings and Workouts

The Fund’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”).  The Fund’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings).  Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings.    In connection with these investments or an exchange or workout of such securities, the Fund may determine or be required to accept various instruments.   These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.  Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, the Fund may determine to hold the securities in its portfolio.

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Cash Position

When the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.  Cash or similar investments generally are a residual, meaning that they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Adviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short-, intermediate- and long‑term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Original Issue Discount. The Fund may invest in debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Redeemable Securities.  Certain securities held by the Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem fixed income securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

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Risks of Investing in High Yield Securities

The Fund may invest in securities that are rated below investment grade and securities that are unrated but deemed by the Adviser to be of comparable quality (commonly referred to as high yield bonds and “junk” bonds).

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield debt securities differently from other securities.  For example, the prices of high yield bonds have often been found to be less sensitive to interest rate changes than higher‑rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to the investment merits of such bonds, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Adviser’s ability to accurately value high yield bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings seek to evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds.  However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks.  Also, since credit rating agencies may fail to timely change an issuer’s or instrument’s credit ratings to reflect subsequent events, the Adviser must monitor the issuers of lower-rated bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests.  The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies

From time to time, the Fund may purchase the direct indebtedness of various companies, or a participation in such indebtedness, including indebtedness of companies in the midst of a reorganization.  Such indebtedness may not be a security, but rather may represent a participation interest in a syndicated or commercial loan of a distressed borrower.  Such loans are generally not considered to be securities.

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The length of time remaining until maturity on distressed indebtedness is one factor the Adviser considers in purchasing such indebtedness.

The financial institutions that typically make loan participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation (“FDIC”) or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Distressed indebtedness will often be deemed illiquid, as described below.

Illiquid Securities

The Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.  The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Limitations on resale may have an adverse effect on the marketability of the securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.   Because of their illiquid nature, illiquid securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Adviser, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

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In addition, the Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indices are typically large and their shares are fairly liquid, ETFs that track more specific indices tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund’s investments in certain ETFs may exceed certain of the limits described above.

Short-Term Investments

The Fund may invest without limitation in any of the following short-term securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Bank Obligations.  Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by a U.S. bank regulator and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Deposit Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

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Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Other Short-Term Obligations.  Debt securities initially issued with a remaining maturity of less than one year and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

U.S. and Foreign Government Obligations

The Fund may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  A government could default on its sovereign debt obligations.  This risk of default is higher in emerging market countries.  Emerging market sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Variable Rate Demand Notes

The Fund may invest in taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

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Floating Rate Debt Securities

The Fund may invest in floating rate debt securities.  A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin.  The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes.  The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.  Certain floating rate debt securities will permit the borrower to select an interest rate reset period of up to one year.  Although floating rate debt securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate debt securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Inverse Floaters

The Fund may invest in inverse floaters.  An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index.  Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust.  The trust in turn issues a variable rate security and inverse floaters.  The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.  Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.  The returns on inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

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Foreign Securities

The Fund may invest in securities issued by foreign governments and corporations, including emerging market securities.  Such securities may be denominated in U.S. dollars or in a foreign currency.  The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies in comparison to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

Foreign Securities Traded in the United States.  The Fund may own foreign equity or debt securities that are traded in the United States and denominated in U.S. dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States.  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Foreign Securities Traded in Foreign Markets.  The Fund may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, and foreign currency exchange contracts.  See “Foreign Currency” below for a description of such investments.  The Fund may also invest some or all of its excess cash in deposit accounts with foreign banks.

Foreign Securities Traded in Emerging Markets.  The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed (“emerging markets”). Emerging market countries generally are countries with below investment grade credit ratings and social or business activity in the process of rapid growth and industrialization. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

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Currency Risk.  Securities or issuers of securities may be exposed to cash flows in currencies other than the U.S. dollar. There is risk these currencies may decline relative to the U.S. dollar.  These securities may increase the volatility of the Fund. Fluctuations in currency exchange rates and currency transfer restitution may indirectly affect the value of the Fund’s investments in foreign securities in an adverse manner even though the Fund’s foreign security investments are denominated in U.S. dollars.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation.  The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers.  U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to any investment in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate.  If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers or “CPI-U,” which is calculated by the U.S. Department of Treasury.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds an inflation-protected security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Private Placement and Restricted Securities

The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

While securities sold in private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be re-sold to a third party without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A under the Securities Act), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

Restricted securities may be illiquid.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell an illiquid investment promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

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Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectuses forming a part of it, is materially inaccurate or misleading.

Hybrid Securities

The Fund may acquire hybrid securities.  A hybrid security is created by combining an income-producing debt security with the right to receive payment based on the change in the price of an equity security.  The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price.  A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Products

The Fund may invest in structured products.  A structured product is a security having a return tied to an underlying index or other security or asset class. Structured products generally are individually negotiated agreements and may be traded over-the-counter. Structured products are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured products or securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Borrowing and Other Forms of Leverage

The Fund may borrow money for investment purposes to the extent permitted by its investment policies and restrictions and applicable law.  When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, and forwards.

The Fund may also borrow money for temporary emergency purposes.

The Fund may establish lines of credit with certain banks under which it may borrow funds for temporary or emergency purposes. The Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders.  The Fund may be required to pay fees to the banks to maintain the lines of credit; which would increase the cost of borrowing over the stated interest rate.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price). Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is the Fund’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

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While a reverse repurchase agreement is outstanding, the Fund will segregate appropriate liquid assets to cover its obligation under the agreement. It is the Fund’s current policy to enter into reverse repurchase transactions with parties whose creditworthiness has been found satisfactory by the Adviser.

Derivatives

Derivatives are financial instruments that derive their value, at least in part, from the price of another security, asset or currency, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts, which are described more fully below under the heading “Forward Foreign Currency Exchange Transactions,” forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

The Fund may use derivatives to (i) gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) reduce risk, including the risk associated with currency fluctuations as described below; (iii) enhance income; or (iv) provide downside risk protection for one or more securities.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in the Fund’s portfolio does not follow the Adviser’s expectations. If the Adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Adviser will, consistent with the Fund’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of the Fund’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes (including as described more fully below under the heading “Regulatory Risk”), credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The Adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with the Fund’s investment objective, policies and restrictions, and does not expose the Fund to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, currency, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Adviser’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter (“OTC”) instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the OTC market that are not subject to clearing are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction and, therefore, may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Options. The Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income.

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

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Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options (until required to be traded on an exchange and cleared in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as discussed below under “Regulatory Risks”) are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

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When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

The Fund’s success in using options techniques depends, among other things, on the Adviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

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When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund’s securities which are the subject of the transactions.

Risks Associated with Futures Contracts and Related Options. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund’s success in using futures and options for hedging depends, among other things, on the Adviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Forward Foreign Currency Exchange Transactions. The Fund may, but is not obligated to, enter into foreign currency futures contracts and foreign currency forward contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Futures contracts are discussed above under the heading “Futures Contracts and Options on Futures Contracts.” A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into futures contracts and forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and futures contracts or forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund may purchase currency futures and forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

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The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps. The Fund may enter into interest-rate swaps, index swaps and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

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The ‘‘buyer’’ in a credit default swap is obligated to pay the ‘‘seller’’ an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer in cash the difference between the full notional value, or ‘‘par value,’’ of the reference obligation that was the subject of the credit default swap and the market value of such reference obligation determined in accordance with the terms of the credit default swap (the “Seller CDS Obligation”). As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may exercise its rights under the credit default swap to receive the Seller CDS Obligation. However, the Seller CDS Obligation, coupled with the up front or periodic payments previously received by the seller, may be less than the amount the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the Seller CDS Obligation which could be an amount equal to the full notional value of the swap in a situation where the reference obligation may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any accrued and unpaid premium amounts owed by the buyer. As a result, the Fund bears the entire risk of loss due to a decline in value of a reference obligation on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, generally the Fund would have to pay the buyer the Seller CDS Obligation which could be an amount equal to the full notional value of the swap in a situation where the reference obligation may have little or no value. Accordingly, the Fund will segregate liquid investments in an amount equal to the full notional value of the swap of which it is the seller.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Regulatory Risk. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as the currency and interest rate transactions, total return swaps, credit default swaps and options described herein), may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Act (which was passed into law in July 2010), would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain additional contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

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In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodity Futures Trading Commission (the “CFTC”) has issued rules requiring the clearing of certain OTC derivatives transactions that fall within its jurisdiction and it is expected that the CFTC and the SEC will require the clearing of more transactions in the future. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC- mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and the CFTC has issued final rules regarding such requirements that may apply to certain of the Fund’s trades. Although the Dodd-Frank Act includes limited exemptions from the clearing and margin requirements for so-called “end-users”, the Fund does not expect to be able to rely on such exemptions. In addition, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives will not be able to rely on the end-user exemptions under the Dodd-Frank Act and therefore such dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements. OTC derivative dealers also will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, the Fund may also be required to post higher margin amounts to certain of the dealers with which it trades and that will increase the costs of the Fund, possibly restrict its ability to execute such trades and reduce the amount of available capital with which to implement its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions, that fall within its jurisdiction, and that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. It is expected that the CFTC and the SEC will require the execution on a regulated market of additional OTC derivatives transaction in the future. Such requirements may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

The CFTC regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps).  A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements.  The Adviser, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations.  Therefore, the Fund is not subject to regulation as a commodity pool under the CEA.

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Asset Coverage Requirements for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated subcustodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the exercise price and any excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Securities Lending

The Fund may loan its portfolio securities to brokers, dealers, institutional investors, financial institutions or other persons subject to applicable regulatory requirements and guidance and pursuant to agreements requiring that the loans be continuously secured by collateral having at all times a value at least equal to the value of the securities lent, marked to market on a daily basis. The aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.  The collateral received will consist of cash, securities issued or guaranteed by the U.S. government, an irrevocable letter of credit, or such other collateral as may be permitted under the Fund’s investment program. The Fund may invest the collateral in short-term securities and/or it may receive a fee from the borrower. During the term of the loan of the securities, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of any interest on the investment of the collateral. Any voting or consent rights with respect to loaned securities pass to the borrower; however, the Fund may terminate a security loan at any time to facilitate the exercise of voting or exercising other consent rights with respect to matters considered to be material. The Fund has a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund bears the risk that there may be a delay in the return of the securities which may impair its ability to exercise such rights.  The Fund may employ an agent to administer its securities lending program and, if the Fund engages such an agent, it will receive a fee from the Fund for its services.

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Lending of portfolio securities involves risk, including the risk of default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. The Fund will lend its portfolio securities only if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Additionally, if cash collateral is invested, it will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from the investment of collateral.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents.  Temporary defensive positions may be initiated or by the Adviser.  When the Fund takes temporary defensive positions, it may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions are applicable to the Fund (unless otherwise noted), and may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, such majority means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

The following are the fundamental investment restrictions of the Fund.

1.
The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this fundamental investment restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

2.
The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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4.
The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein.

6.
The Fund may not buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

7.
The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

8.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

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CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of the Fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.   For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.  For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

UNDERWRITING. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

The Fund observes the following non-fundamental investment restriction, which may be changed by the Board without shareholder approval.

1.	The Fund may not purchase a security if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.

Except with respect to borrowing, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

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PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rates are included in the “Financial Highlights” section of the Fund’s prospectus.

The Fund’s portfolio turnover rates for the fiscal years ended October 31, 2015 and October 31, 2016 were 46% and 51%, respectively.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Fund.  The policy was developed in consultation with the Adviser and is applicable to the Adviser and its employees and other service providers to and agents of the Trust.  Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy.  In approving the policy, the Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing holdings to the persons described in the policy, including regulatory authorities and courts of law, mutual fund rating or statistical agencies, consultants or persons performing similar functions, employees of the Adviser and its agents, and service providers of the Trust or the Fund, including the Fund’s administrator and custodian, and the Board.  Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosure.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Trust and its service providers by the Trust’s CCO, (2) considering reports and recommendations from the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) considering whether to approve any amendment to the portfolio holdings disclosure policy.  The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.  In addition, the Fund’s top 5 holdings will be available on the Fund’s website at www.oaktreefunds-us.com on a monthly basis with a 15 business day lag.

The Fund’s portfolio holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, fund administrator, fund accountant, custodian, transfer agent, pricing vendors, auditors, counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

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In no event shall the Fund’s portfolio holdings be disseminated for compensation or other consideration by the Adviser, its affiliates or employees, the Fund, or any other party.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of the Fund’s portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website.  Shareholders can access the Fund’s website at www.oaktreefunds-us.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, the Fund.  The current Trustees and officers of the Trust, their year of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Year of Birth and Address(2)	Position with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(4) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Robin A. Ferracone (1953)	Trustee	Since 2014	Chief Executive Officer, Farient Advisors LLC (executive compensation consulting)	1	American Realty Capital Daily Net Asset Value Trust (since 2012); American Real Estate Income Fund (since 2013)
R. Gregory Morgan (1954)	Trustee	Since 2014	Senior Vice President and Secretary, Massachusetts Institute of Technology; Vice President and General Counsel, Massachusetts Institute of Technology	1	None
Randolph W. Westerfield (1941)	Trustee	Since 2014	Professor of Finance, The University of Southern California	1	Health Management Associates (2000-2013)
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Name, Year of Birth and Address(2)	Position with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(4) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee of the Trust
John Frank(5) (1956)	Chairman of the Board	Since 2014	Vice Chairman, Oaktree Capital Management, L.P.	1	Oaktree Capital Group, LLC
Officers of the Trust
John Sweeney (1972)	President	Since 2014	Managing Director, Oaktree Capital Management, L.P.	N/A	N/A
Kimberly Larin (1968)	Chief Compliance Officer	Since 2016	Managing Director, Oaktree Capital Management, L.P. Prior to joining Oaktree in 2002, Ms. Larin spent six years at Western Asset Management Company as a Compliance Officer.	N/A	N/A
Martin Boskovich (1971)	Secretary	Since 2014	Managing Director, Oaktree Capital Management, L.P.	N/A	N/A
Mary Gallegly (1980)	Assistant Secretary	Since 2016	Vice President, Legal, Oaktree Capital Management, L.P. Prior to joining Oaktree in 2014, Ms. Gallegly spent almost seven years at O’Melveny & Myers LLP as a corporate finance attorney.	N/A	N/A
Susan Gentile (1967)	Chief Financial Officer	Since 2014	Chief Accounting Officer, Oaktree Capital Management, L.P. Chief Accounting Officer, Clorox, Inc. (manufacturer and marketer of bleach and other consumer packaged goods).	N/A	N/A
John Edwards (1965)	Treasurer	Since 2014	Managing Director, Oaktree Capital Management, L.P.	N/A	N/A

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)	Unless otherwise noted, the address for each of the Fund’s Trustees is c/o Oaktree Capital Management, L.P., 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071.

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(3)	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(4)	The Trust is comprised of one series, the Oaktree High Yield Bond Fund.

(5)	Mr. Frank is deemed an “interested person” of the Trust due to his position of Vice Chairman with Oaktree Capital Management, L.P.

Additional Information Concerning the Board of Trustees

The Role of the Board.  The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the distributor, the administrator, the custodian, and the transfer agent, each of whom are discussed in greater detail in this SAI.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objectives and policies and otherwise in accordance with the Fund’s prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Fund’s charter and bylaws.

The Adviser provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal meetings of the Board which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board may also meet with management in less formal settings, between formal Board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Leadership and Structure of the Board.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, a Governance and Nominating Committee and an Audit Committee, which are discussed in greater detail below.  At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates.  The Chairman of the Board is an “interested person” of the Trust as defined under the 1940 Act (“Interested Trustee”).  The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

R. Gregory Morgan, an Independent Trustee, serves as the lead Independent Trustee of the Trust.  In his role as lead Independent Trustee, Mr. Morgan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Robin A. Ferracone, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust.  The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Governance and Nominating Committee may consider nominees nominated by shareholders.  The Governance and Nominating Committee did not meet during the fiscal year ended October 31, 2016.

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Randolph W. Westerfield, an Independent Trustee, serves as Chair of the Audit Committee of the Trust.  The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Trust’s financial statements and to ensure the integrity of the Trust’s pricing and financial reporting.  As part of the Audit Committee, the function of the Qualified Legal Compliance Committee is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Audit Committee held 2 meetings during the fiscal year ended October 31, 2016.

Board Oversight of Risk Management.  The Board has delegated day-to-day risk management to the Adviser (and to other service providers, depending on the nature of the risk and subject to oversight by the Board and the Adviser).  The Board oversees the risk management activities of the Adviser and, as part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Chief Financial Officer, Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets quarterly, and otherwise as needed, with the CCO to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the fund administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition to seek to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experiences to oversee the business of the Fund.

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Independent Trustees

Robin A. Ferracone.  Ms. Ferracone has been a Trustee of the Fund since 2014.  In addition, she has over thirty years of business and consulting experience in the area of talent and executive compensation, software and data services.

R. Gregory Morgan.  Mr. Morgan has been a Trustee of the Fund since 2014.  In addition, he has over thirty years of experience practicing law in the areas of capital markets, mergers and acquisitions and general corporate law.

Randolph W. Westerfield.  Mr. Westerfield has been a Trustee of the Fund since 2014.  In addition, he has over forty years of experience as a professor of finance and dean at The University of Southern California (“USC”) and the University of Pennsylvania Wharton School.  He has been on the board of directors of three public companies.

Interested Trustee

John Frank.  Mr. Frank has been a Trustee of the Fund since 2014. Mr. Frank joined Oaktree in 2001 as General Counsel and is currently Oaktree’s Vice Chairman.  In addition, he has approximately thirty years of experience practicing law in the areas of mergers and acquisitions and general corporate law.

Trustee Ownership of Portfolio Shares

Mr. Morgan beneficially owned over $100,000 of equity securities in the Fund as of December 31, 2016. No other Trustee beneficially owned shares of the Fund as of December 31, 2016.

Compensation

Independent Trustees each receive an annual retainer of $50,000.  In addition, the Lead Independent Trustee receives an annual retainer of $3,000 and the Audit Committee Chair receives an annual retainer of $8,000.  Each Independent Trustee receives $3,500 for each in-person Board meeting and $1,500 for each telephonic Board meeting. Committee members also receive $2,000 for each Committee session attended.  If the Trust organizes additional series, this compensation will be allocated evenly among the various series comprising the Trust.  Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Set forth below is the compensation received by the following Independent Trustees for the fiscal year ended October 31, 2016.

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Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex(2) Paid to Trustees
Independent Trustees
Robin A. Ferracone	$36,000	N/A	N/A	$72,000
R. Gregory Morgan	$37,500	N/A	N/A	$75,000
Randolph W. Westerfield	$40,000	N/A	N/A	$80,000
Interested Trustee
John Frank(1)	None	N/A	N/A	None
(1)	The Interested Trustee does not receive compensation from the Trust for his service as a Trustee.
(2)
The Trust is comprised of one series: the Oaktree High Yield Bond Fund.  Amounts shown include compensation received from the Oaktree Emerging Markets Equity Fund which was liquidated on October 26, 2016.

Code of Ethics
The Trust, the Adviser and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and the principal underwriter to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI.  Information about how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 855-625-3863 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the date of this SAI, the Trustees as a group did not own more than 1% of the outstanding shares of the Fund.  As of January 31, 2017 the following shareholders owned 5% or more of the outstanding shares of the Fund:

Name and Address	% of Outstanding Shares	Ownership

Institutional Class
Oaktree Group II, L.P 333 S. Grand Ave., Fl 28 Los Angeles, CA 90071-1504	95.49%	Beneficial

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Advisor Class
Oaktree Group II, L.P 333 S. Grand Ave., Fl 28 Los Angeles, CA 90071-1504	88.89%	Beneficial

U.S. Bank NA CUST C. Walker Roth IRA P.O. Box 36748 Los Angeles, CA 90036-0748	5.23%	Beneficial

Conflicts of Interest of Affiliate as Shareholder

Oaktree Fund GP II, L.P., an affiliate of Oaktree, will likely sell the Fund shares it holds as additional Fund shares are purchased by other investors. Oaktree Fund GP II, L.P. may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory contracts, and any vote relating to a reorganization or merger of the Fund. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, Oaktree acts as investment adviser to the Fund.

THE FUND’S INVESTMENT TEAM

Oaktree Capital Management, L.P. (“Oaktree” or the “Adviser”), 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071, acts as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Trust, on behalf of the Fund.  The Adviser is a leading global investment management firm focused on alternative markets. The Adviser was founded in 1995 by a group of principals who have worked together since the mid-1980s. Headquartered in Los Angeles, California, the firm has over 900 employees and offices in 18 cities worldwide. Oaktree is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a publicly traded company listed on the New York Stock Exchange under the ticker symbol “OAK.” Senior executives at Oaktree control approximately 94% of OCG’s voting power and serve as directors of OCG.

The Investment Management Agreement provides that the Adviser shall perform the management services necessary for the operation of the Fund and, subject to the supervision of the Board conduct a continual program of investment, evaluation, sale and reinvestment of the Fund’s assets.  Under the terms of the Investment Management Agreement, the Adviser provides, at its own expense, the office space, furnishings and equipment required by it to perform the services contemplated by the Investment Management Agreement on the terms and for the compensation provided therein.  All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance pursuant to the Investment Management Agreement, will be provided and paid for by the Adviser and not by the Fund.

In consideration of the services to be provided by the Adviser pursuant to the Investment Management Agreement, the Adviser is entitled to receive an investment management fee from the Fund at an annual rate of 0.60% of average daily net assets.

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The table below shows the amount of advisory fees paid by the Fund, and fees waived/expenses reimbursed by the Adviser for the fiscal period from December 16, 2014 through October 31, 2015, and the fiscal year ended October 31, 2016.

Fund	October 31, 2016	October 31, 2015

Oaktree High Yield Bond Fund
Fees Accrued by Adviser	$147,243	$133,249
Fees Waived/Expenses Reimbursed	$740,636	$652,244
Fees Recouped	$0	$0
Net Fees Paid to Adviser	($593,393)^	($518,995)^

^  Negative amounts indicate a fee waiver/expense reimbursement in excess of the advisory fees.

Unless earlier terminated as described below, the Investment Management Agreement has an initial term of two years and will continue to remain in effect with respect to the Fund for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board or a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees who are not parties to, or interested persons of any party to, the Investment Management Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser.  The Investment Management Agreement may be terminated by the Adviser with respect to the Fund at any time, without the payment of any penalty, upon 90 days’ written notice to the Fund.  The Agreement will automatically and immediately terminate in the event of its assignment.

The Adviser has contractually agreed to reduce Fund and Class expenses (by waiving fees and/or paying expenses) (in each case, a “Contractual Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.95% for the Institutional Class and 1.20% for the Advisor Class for the Fund (the “Expense Cap”), subject to certain exclusions; these Contractual Waivers shall remain in effect until at least February 28, 2018.  The Contractual Waivers exclude certain expenses, including any acquired fund fees and expenses, interest, taxes, organizational expenses, brokerage commissions, other investment-related costs and non-routine or extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business.  With respect to each Class of the Fund, any fees waived or expenses reimbursed by the Adviser pursuant to a Contractual Waiver (a “Waived Amount”) may be repaid to the Adviser by the respective Class within three years after the end of the fiscal year during which the Adviser waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Adviser if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Adviser. No Waived Amount shall be repaid to the Adviser more than three years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

Portfolio Managers

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.  Each portfolio manager or team member is referred to as a portfolio manager below.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of October 31, 2016.  Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Oaktree High Yield Bond Fund
Sheldon Stone	4	$637	7	$3,587	60	$17,357
David Rosenberg	4	$637	7	$3,587	60	$17,357
James Turner	6	$752	12	$4,661	27	$3,558

The following represents accounts managed with performance-based fees as of October 31, 2016:

Fund and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Oaktree High Yield Bond Fund
Sheldon Stone	0	$0	0	$0	1	$350
David Rosenberg	0	$0	0	$0	1	$350
James Turner	0	$0	0	$0	1	$39

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise from the fact that, in addition to providing investment management services to the Fund, the Portfolio Managers and the Adviser provide investment management services to other funds, accounts and other investment vehicles that the Adviser may establish from time to time (collectively, the “Other Oaktree Funds”).  The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the investment strategies employed by the Portfolio Managers and the Adviser in managing the Other Oaktree Funds could conflict with the strategies employed by the Portfolio Managers and the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests.

There may be situations in which the interests of the Fund with respect to a particular investment or other matter conflict with the interests of one or more Other Oaktree Funds, the Adviser, or one or more of their respective affiliates.  From time to time, participation in specific investment opportunities may be appropriate for the Fund and one or more Other Oaktree Funds, and Other Oaktree Funds may invest in securities or obligations eligible for purchase by the Fund.  It is possible that the Portfolio Managers and the Adviser may give advice and recommend securities to Other Oaktree Funds that may differ from advice given or securities recommended to the Fund, even though the investment objectives of the relevant Other Oaktree Funds may be the same or similar to those of the Fund. Conflicts may also arise in situations where an Other Oaktree Fund has invested in the securities of an issuer, but due to changed circumstances, the investment opportunities with respect to such issuer subsequently fall within the investment focus of the Fund or where the Fund makes an investment in the same portfolio issuer in which an Other Oaktree Fund has an investment at a different level of such portfolio issuer’s capital structure (or vice versa). Such changed circumstances might include, among others: a fall in the prices of the securities of the issuer to distressed levels; a decline in the issuer’s business or financial condition; workouts or other restructurings relating to an issuer’s capital structure; or consideration by the issuer of strategic alternatives or other fundamental changes.  The Adviser has adopted policies and procedures that are designed to manage such conflicts in good faith and that seek to ensure that the interests of the Fund and all affected Other Oaktree Funds are represented in a manner that is consistent with any fiduciary duties it owes to clients.  However, if necessary to resolve such conflict, the Adviser reserves the right to cause the Fund to take such steps as may be necessary to minimize or eliminate the conflict, even if (subject to applicable law) that would require the Fund to (a) forego an investment opportunity or divest investments that, in the absence of such conflict, it would have made or continued to hold or (b) otherwise take action that may have the effect of benefitting an Other Oaktree Fund (or Oaktree or any of its affiliates) and therefore may not have been in the best interests of the Fund or the shareholders of the Fund.

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The Adviser has adopted allocation procedures that are intended to ensure that all investment opportunities will be allocated among its clients on a basis that is fair and equitable over a period of time to each client relative to other clients and that is consistent with any fiduciary duties it owes to clients.  As a general matter, as between a closed-end fund or account that is in its investment period and an open-end fund or account (which typically does not have a limit on total size) or two or more open-end funds or accounts, each with the same investment focus, investment opportunities will generally be allocated between them based on the Adviser’s reasonable assessment of the amounts available for investment by each fund or account, and sales of an investment will generally be allocated pro rata between them on the basis of their respective investments held (disregarding for this purpose the age of the funds or which of them is in a liquidation period).  The decision by the Adviser to allocate an opportunity to an Other Oaktree Fund could cause the Fund to forego an investment opportunity it otherwise would have made.

The 1940 Act and the rules adopted by the SEC under the 1940 Act may limit the Fund’s ability to invest in, or hold securities of, companies that are affiliates of or controlled by the Adviser or Other Oaktree Funds.  For example, the Fund generally may not engage in transactions in which a broker-dealer affiliated with the Adviser participates as principal.  These restrictions may limit the scope of investment opportunities available to the Fund and may make it more difficult for the Fund to implement its investment objective.  The 1940 Act and the rules thereunder also generally prohibit the Fund from buying or selling any securities from or to any Other Oaktree Fund and generally prohibit “joint transactions,” which may include investments in the same company, between the Fund and an Other Oaktree Funds.  These rules impose limits on the Fund’s ability to participate in co-investment transactions with the Other Oaktree Funds, and the Fund generally will not be permitted to co-invest alongside the Other Oaktree Funds in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.   To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and Other Oaktree Funds, the opportunity will be allocated to the Other Oaktree Funds and the Fund will not participate in the negotiated transaction.

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The Adviser or one or more of its employees may, from time to time, receive material non-public information or otherwise become an “insider” with respect to a company.  The possession of material non-public information or “insider” status with respect to a company by the Adviser or its personnel may restrict the Adviser’s ability to enter into or exit from potentially profitable investments in any company to which the information or status relates on behalf of the Fund which could negatively affect the Fund.

The directors, officers and other personnel of the Adviser allocate their time between the Fund and other investment and business activities in which they may be involved and potential conflicts of interest may arise from these allocations of time.  The Adviser and its personnel intend to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner but are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with the Fund or may involve substantial time and resources of the Adviser or its personnel.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of its clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary duties.  Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of certain clients over the Fund, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio managers as of the most recent practicable date.

The compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies.  Sheldon Stone is a Principal of Oaktree and is compensated solely by virtue of his ownership interests in an Oaktree affiliate.  All other portfolio managers receive a salary that is capped so that a significant portion of his compensation is derived from his bonus, which is a function of the firm’s profitability and the portfolio manager’s responsibilities and performance, and equity participation as one of the most senior employees.  No portfolio manager’s compensation is specifically dependent on the performance of the Fund that he manages, on an absolute basis or relative to a specific benchmark.  No portfolio manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability.  Portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Securities Owned in the Fund by the Portfolio Managers

As of October 31, 2016, the portfolio managers do not beneficially own any shares of the Fund.

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SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

USBFS acts as administrator (the “Administrator”) to the Trust pursuant to an administration agreement (the “Administration Agreement”).  The principal business address of USBFS is 615 East Michigan Street, Milwaukee, Wisconsin 53202.  USBFS provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Fund as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent.  For its administration services, USBFS will receive a fee based on the average net assets of the Fund, subject to a minimum annual fee. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.

The amounts of administration fees paid to USBFS for the fiscal period from December 16, 2014 through October 31, 2015, and the fiscal year ended October 31, 2016 were $90,623 and $112,378, respectively.

Distributor

Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC, (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust. The Distributor’s principal business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws, as applicable, and is a member of the Financial Industry Regulatory Authority.

Pursuant to the Distribution Agreement, the Distributor agrees to sell shares on a best efforts basis as agent for the Trust. The Distributor will be compensated for providing these services, and for such customary out-of-pocket expenses as are reasonably incurred by the Distributor in performing its duties. The Distribution Agreement has an initial term of two years and continues to remain in effect automatically as to the Fund for successive one year periods, provided such continuance is specifically approved at least annually by the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund, and provided that in either event, the continuance is also approved by a majority of the Trust’s Board who are not “interested persons” (the “Disinterested Trustees”) of any party to the Distribution Agreement, by a vote cast in person.

The Fund has also adopted a plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act that allows the Fund to pay a distribution fee and shareholder servicing fee to the Distributor for the sale and distribution of Advisor Class shares and the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.

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Pursuant to the Plan, the Advisor Class of the Fund pays from its assets 12b-1 fees at an annual rate of 0.25% of its average daily net assets. The Distributor may pay all or a part of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

The Distributor shall provide to the Board, and the Board will review at least quarterly, a written report of all amounts expended pursuant to the Plan.  This report will include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board may reasonably request.

The Plan may be continued from year to year provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such Plan.  The Plan, or any Rule 12b-1 agreement, may be terminated with respect to the Fund at any time, without penalty, on not more than 60 days’ written notice by a majority vote of shareholders of the Fund, or by vote of a majority of the Disinterested Trustees.  All material amendments of the Plan must be in writing and approved by a vote of a majority of the Board, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.  In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund under the Plan without the approval by a majority vote of shareholders of the Fund.

The table below shows the dollar amount of 12b-1 fees paid by the Advisor Class of the Fund, along with the amount of these fees that were waived, if any, for the fiscal year ended October 31, 2016:

Fund	Fee Paid	Fees Waived
Oaktree High Yield Bond Fund	$2,623	$0

Custodians

Bank of New York Mellon is the custodian (the “Custodian”) for the Trust and safeguards and controls the Trust’s cash and securities, determines income and collects interest on Trust investments. The Custodian’s principal business address is One Wall Street, New York, NY 10286.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP served as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2016.  Ernst & Young LLP is principally located at 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

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EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for the placement of the Fund’s portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Adviser may also purchase securities on behalf of the Fund in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, the Adviser seeks to obtain the best combination of price and execution. Only brokers that have been selected for the Adviser’s approved broker list will be used to execute portfolio transactions. The Adviser may effect transactions that cause the Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, but not limited to: the Adviser’s knowledge of negotiated commission rates and spreads currently available, the nature of the security or instrument being traded; the ability of the broker to commit capital or source liquidity; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the broker’s access to underwritten offerings and secondary markets; market intelligence; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; the broker’s market intelligence regarding trading activity; the quality of the broker’s or dealer’s execution services rendered on a continuing basis and in other transactions, including error/dispute resolution experience; the reasonableness of spreads or commissions; and the research and other related services/products furnished by the broker or dealer, if any.

Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for another Fund and/or other clients served by the Adviser. In such scenarios, the Adviser will be guided by its fiduciary duties to its clients and will manage such conflict in good faith and seek to ensure that the interests of all affected accounts are represented.

Wherever possible, trade orders are combined to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions or spread. When trade orders are combined in such a manner, the securities purchased will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time. When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Adviser may, on behalf of a client, pay a broker or dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to the Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for an Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, an Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Adviser’s clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, the Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Adviser and its affiliates in advising various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

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An investment adviser’s relationships with brokerage firms that provide soft dollar services to the investment adviser (including brokerage firms that participate in commission sharing arrangements) may influence the investment adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an investment adviser uses client brokerage commissions to obtain research or other products or services, the investment adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, that the investment adviser has an incentive to select or recommend a broker-dealer based on the investment adviser’s interest in receiving the research or other products or services, rather than on the investment adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. The investment adviser maintains policies and procedures designed to address such conflicts of interest. The Fund did not pay any brokerage commissions for the fiscal period from the Fund’s inception on December 16, 2014 through October 31, 2015, and the fiscal year ended October 31, 2016.

The Fund did not acquire any securities of its regular broker-dealers during the fiscal year ended October 31, 2016.

The Fund did not effect any transactions through an affiliated broker-dealer.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.  The Fund votes on all matters affecting the Fund (e.g., approval of the Investment Management Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

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Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith.  In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Fund’s established valuation procedures are valued at current market value.  All equity securities traded on a national securities exchange except those listed on a NASDAQ exchange, are valued at their last reported sale price on the exchange on which the security is traded.  Equity securities traded on a NASDAQ exchange will be valued using the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ equity security does not trade, then the security will be valued at the mean between the most recent quoted bid and asked prices. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the-counter market. If a non-exchange listed equity security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used. Debt securities are valued in accordance with prices supplied by an approved independent pricing service. When-issued debt securities, or debt securities traded prior to the time they are issued, will be valued at cost, and thereafter, at their market value if the security has commenced trading or is priced by an independent pricing service.

Foreign equity and debt securities are valued in the same manner as domestic equity and debt securities.  Foreign securities are priced in their local currencies as of the close of their primary exchange or market, or as of the close of regular trading on each day that the NYSE is open for business (generally, 4:00 p.m. Eastern Time), whichever is earlier. Foreign securities are translated into U.S. dollars at the exchange or rate of such currencies against the U.S. dollar, as provided by an independent pricing service. All assets translated into U.S. denominated foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE.

The Fund values exchange traded options at the mean of the highest bid price and lowest ask price across the exchanges on which an option is traded. Futures contracts are generally valued at the settlement price on the exchange on which they are principally traded and rights and warrants are valued at the last reported sale price at the close of the NYSE. Investments in other investment companies are valued at the NAV of such company for purchases and/or redemptions on that day. All exchange-traded funds are valued at the last reported sale price, or if an ETF does not trade on a particular day, at the mean between the most recent quoted bid and asked price. The Fund values swap contracts in accordance with prices supplied by an independent pricing service. Forward currency contracts are valued at the mean between the bid and ask price.

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When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board, securities and assets are valued at fair value as determined pursuant to such procedures. Many of the securities in which the Fund may invest are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Accordingly, the Fund employs a valuation policy that monitors for significant events in foreign markets in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fund’s fair value procedures.

As necessary, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, the Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The use of fair value pricing is expected to result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program for verifying the identity of shareholders.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or who is a prohibited person on a governmental list.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may take other actions, such as filing government required reports and transferring the account or proceeds of the account to a governmental agency.

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REDEMPTIONS IN-KIND

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund shares.

Redemptions In-Kind

The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

In the unlikely event the Fund was to elect to make an in-kind redemption, the Fund expects that it would effect each such redemption at approximately the redeeming shareholder’s proportionate share of the distributing Fund’s current net assets.  The Trust’s policy regarding the processing of in-kind redemption requests calls for portfolio securities distributed pursuant to such a request to be limited to securities that are traded on a public securities market or for which quoted bid prices are available.  Except as may be otherwise approved by the Board, the securities received by any shareholder in a redemption in-kind will be distributed on a pro-rata basis after excluding certain illiquid assets such as unregistered securities, certain foreign securities, assets that involve the assumption of contractual obligations, require special trading facilities or must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership, cash equivalents and certain other assets.

Under normal circumstances, the Fund does not anticipate that it would distribute any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends.  Such dividends, if any, are normally declared and paid quarterly by the Fund.  The Fund reserves the right to declare and pay dividends less frequently, provided that net investment income, if any, is paid at least annually.  In the event the Board changes the Fund’s distribution policy, shareholders will be notified.  Net realized capital gains of the Fund, if any, are distributed to all shareholders at least annually. The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

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Tax Information

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund and its Investments.

The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  To comply with such requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12‑month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

In order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

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If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax, but there cannot be assurance that this will be the case.

In certain situations the Fund may for a taxable year defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency losses over post-October foreign currency gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its taxable income, net capital gain, net short-term capital gain, and earnings and profits, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.  The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies and income from certain transactions in forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will generally produce qualifying income under Subchapter M of the Code.

Any security or other position entered into or held by the Fund that substantially diminish the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

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With respect to investments in zero coupon securities, which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Foreign Investments. The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions. In this case, these taxes will be taken as a deduction by the Fund.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of bonds of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

Passive Foreign Investment Companies.  If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

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If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may, in certain cases, make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Taxation of U.S. Shareholders.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  In view of the Fund’s investment policy, it is generally not expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund are unlikely to be eligible for the dividends-received deduction for corporate shareholders under federal tax law.

Any long term capital gain distributions are taxable to shareholders as long term capital gains regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph.  There is no requirement that the Fund takes into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

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The Fund (or its administrative agents) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased and sold. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the default cost which if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

U.S. individuals and certain estates and trusts with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of certain ordinary dividends it pays and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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Under U.S. Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on the Fund’s distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The IRS could assert a position contrary to those stated here.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

 FINANCIAL STATEMENTS

The Fund’s audited financial statements, contained in the Fund’s October 31, 2016 Annual Report, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund.  A copy of the Annual Report may be obtained upon request and without charge by writing to www.oaktreefunds-us.com or by phone at 855-OAK-FUND (855-625-3863).

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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

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B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

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A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

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Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

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Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

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Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

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Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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APPENDIX B

OAKTREE CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

Clients often grant Oaktree the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.  Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote.  It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program which may result in voting authority being lost if a particular security is out on loan on the record date.  In the case where a Separate Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account.

Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Separate Account/Oaktree-Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Separate Accounts/Oaktree-Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

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Note that Oaktree is not always delegated voting authority with respect to the registered investment companies with which it maintains a sub-advisory relationship.  This is stipulated in a provision regarding proxy voting in the investment management agreements between Oaktree and the investment adviser for each such registered investment company.

2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serves as Oaktree’s record of the following information:

(i)	whether the investment was held as a passive investment or is considered a significant holding;
(ii)	whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);
(iii)	documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination;and
(iv)	documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensures that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created.  The information is then taken to a Legal or Compliance Officer for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investment strategies) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form.  If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election.  Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).

The Emerging Markets and Japan Opportunities investment strategies follow a similar process in which proxies are processed by the relevant Operations personnel supporting these strategies and forwarded to the investment professional within each respective investment strategy for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

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Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

The Legal and Compliance department reviews such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor an Oaktree-Managed Fund or Separate Account owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Separate Accounts’/Oaktree-Managed Funds’ custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party.  Information is documented on a Proxy Tracking Form as follows:

(i)	Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;
(ii)	Documenting reasons as to why proxies were not received for any stock holdings; and
(iii)	Recording the dates on which votes were submitted for each Separate Account/Oaktree-Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

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4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071 or via facsimile at (213) 830-6296.

Disclosure of this option to clients is made through our Form ADV Part 2A.  It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5. Recordkeeping

Documentation that Oaktree has voted all proxies for Separate Accounts/Oaktree-Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)	The proxy statement;
(ii)	Proxy Voting Form indicating voting response, the basis and rationale for suchvote, and any documentation or materials used in determining the vote;
(iii)
Proxy Tracking Form indicating Separate Accounts/Oaktree-Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Separate Account/Oaktree-Managed Fund the reasons behind such action; and

(iv)	List of client requests for proxy voting information.

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OAKTREE FUNDS

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)(i)	Amended and Restated Agreement and Declaration of Trust (5)

(a)(ii)	Certificate of Trust (1)

(b)	Bylaws (5)

(c)	Instruments Defining Rights of Security Holders (2)

(d)	Investment Advisory Contract (5)

(e)	Distribution Agreement (5)

(f)	Not applicable

(g)(i)	Custodian Agreement between Oaktree Funds and Bank of New York Mellon (BONY) (5)

(g)(ii)	Foreign Custodian Agreement between Oaktree Funds and BONY (5)

(h)(i)	Fund Administration Servicing Agreement (5)

(h)(ii)	Fund Accounting Servicing Agreement (5)

(h)(iii)	Transfer Agent Servicing Agreement (5)

(h)(iv)	Expense Limitation Agreement (4)

(i)	Legal Opinion (4)

(j)	Consent of Independent Registered Public Accounting Firm — filed herewith.

(k)	Not applicable

(l)	Initial Capital Agreement (5)

(m)	Rule 12b-1 Plan (3)

(n)	Rule 18f-3 Plan (3)

(o)	Reserved

(p)(i)	Code of Ethics of Oaktree Funds (Registrant) (3)

(p)(ii)	Code of Ethics of Oaktree Capital Management, L.P. (Adviser) (3)

(p)(iii)	Code of Ethics of the Distributor (3)

*	Power of Attorney (4)

_______________

(1)	Filed with the Registrant’s Registration Statement on Form N-1A on September 15, 2014, and incorporated herein by reference.

(2)	Articles II and VI of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Article I of the Registrant’s Bylaws.

(3)	Filed with the pre-effective amendment no. 1 to the Registration Statement on December 9, 2014, and incorporated herein by reference.

(4)	Filed with the pre-effective amendment no. 3 to the Registration Statement on December 15, 2014, and incorporated herein by reference.

(5)	Filed with post-effective amendment no. 2 to the Registration Statement on February 25, 2016, and incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VIII of the Registrant’s Declaration of Trust and is incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the investment adviser, Oaktree Capital Management, L.P. (IARD/CRD Number: 106793), and its directors, officers and partners, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48923), dated 1/10/2017.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Kirr Marbach Partners Funds, Inc.
Advisors Series Trust	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Allied Asset Advisors Funds	Lord Asset Management Trust
Alpha Architect ETF Trust	MainGate Trust
Alpine Equity Trust	Managed Portfolio Series

Alpine Income Trust	Manager Directed Portfolios
Alpine Series Trust	Matrix Advisors Value Fund, Inc.
Amplify ETF Trust	Merger Fund
Angel Oak Funds Trust	Monetta Trust
Appleton Funds	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
Compass EMP Funds Trust	Provident Mutual Funds, Inc.
DoubleLine Funds Trust	Rainier Investment Management Mutual Funds
ETF Series Solutions	RBB Fund, Inc.
Evermore Funds Trust	RBC Funds Trust
FactorShares Trust	Series Portfolio Trust
First American Funds, Inc.	Sims Total Return Fund, Inc.
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
GoodHaven Funds Trust	Stone Ridge Trust V
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	TrimTabs ETF Trust
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Trust for Advised Portfolios
Horizon Funds	USA Mutuals
Hotchkis & Wiley Funds	Victory Portfolios II
Intrepid Capital Management Funds Trust	Wall Street EWM Funds Trust
IronBridge Funds, Inc.	Westchester Capital Funds
Jacob Funds, Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio, Inc.	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)  The following table sets forth the commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by the principal underwriter who is not an affiliated person of the Funds.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commission	(3) Compensation on Redemption and Repurchases	(4) Brokerage Commissions	(5) Other Compensation
Quasar Distributors, LLC	None	None	None	None

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	Bank of New York Mellon One Wall Street New York, NY 10286
The Registrant and the Registrant’s Investment Adviser	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

None.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 4 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California, on the 27th day of February, 2017.

 Oaktree Funds

By: /s/ John Sweeney
            John Sweeney
            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/John Sweeney	President	February 27, 2017
John Sweeney

/s/Susan Gentile	Chief Financial Officer	February 27, 2017
Susan Gentile

Robin A. Ferracone*	Trustee	February 27, 2017
Robin A. Ferracone

R. Gregory Morgan*	Trustee	February 27, 2017
R. Gregory Morgan

Randolph W. Westerfield*	Trustee	February 27, 2017
Randolph W. Westerfield

John Frank*	Trustee	February 27, 2017
John Frank

*By /s/Martin Boskovich	February 27, 2017
Martin Boskovich
Attorney-in-fact

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Accounting Firm	EX-99.(j)